SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Mutual Funds Trust
Eaton Vance Special Investment Trust

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

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Eaton Vance Mutual Funds Trust	Eaton Vance Special Investment Trust
Eaton Vance Floating-Rate & High Income Fund	Eaton Vance Balanced Fund
Eaton Vance Tax-Managed Equity Asset Allocation Fund

Two International Place

Boston, Massachusetts 02110

[MAIL DATE]

Dear Shareholder:

We cordially invite you to attend a Special Joint Meeting of Shareholders (the “Meeting”) of the above named funds in the Eaton Vance Group of Funds (each, a “Fund” and collectively, the “Funds”) on September 20, 2018. There are important proposals affecting the Funds. We ask you to read the enclosed information carefully and to submit your vote promptly.

In the proxy statement that follows this letter, the Trustees are asking shareholders of the Funds noted to:

(1) Approve a new investment advisory agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Floating-Rate & High Income Fund (“Floating-Rate & High Income Fund”), and Eaton Vance Management (“EVM”) and a new investment advisory agreement between Eaton Vance Special Investment Trust, on behalf of Eaton Vance Balanced Fund (“Balanced Fund”), and EVM. This proposal applies to the respective shareholders of each of Floating-Rate & High Income Fund and Balanced Fund; and

(2) Approve a change to the investment objective of Eaton Vance Tax-Managed Equity Asset Allocation Fund (“Allocation Fund”). This proposal applies to shareholders of Allocation Fund only.

The proxy statement that accompanies this letter relates to certain Funds in the Eaton Vance Group of Funds. The Funds contained herein are also issuing separate proxy solicitation materials to elect Trustees, which will be included in a separate Special Joint Meeting of Shareholders to be held on September 20, 2018. Please note that we are required to provide you with one proxy card (or other means to vote) for each account that you own.

We realize that most of our shareholders will not be able to attend the Meeting and vote their shares in person. However, your Fund(s) do need your vote. You can vote by mail, telephone, or over the Internet, as explained in the enclosed material. If you later decide to attend the Meeting, you may revoke your proxy by a signed writing filed with the Fund’s Secretary, by executing and delivering a later dated proxy, or by attending the Meeting and voting the shares in person. By voting promptly, you can help your Fund(s) avoid the expense of additional mailings.

If you would like additional information concerning the proposals described above, please call one of our service representatives at 1-800-262-1122 Monday through Friday between 8:30 a.m. and 5:30 p.m. (Eastern Time). Your participation in this vote is extremely important.

Sincerely,

Thomas E. Faust Jr.

President and Chief Executive Officer

Eaton Vance Management

YOUR VOTE IS IMPORTANT – PLEASE VOTE PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

QUESTIONS AND ANSWERS

General

Q.       Why am I receiving this proxy statement?

A.       The Funds are holding a Special Joint Meeting of Shareholders on September 20, 2018 (the “Meeting”). Shareholders of Eaton Vance Floating-Rate & High Income Fund (“Floating-Rate & High Income Fund”) and shareholders of Eaton Vance Balanced Fund (“Balanced Fund”) are being asked to approve a new investment advisory agreement between the applicable Trust of which each such Fund is a series and Eaton Vance Management (“EVM”). Shareholders of Eaton Vance Tax-Managed Equity Asset Allocation Fund (“Allocation Fund”) are being asked to approve a change in the Fund’s investment objective. The Funds are issuing separate proxy solicitation materials to elect Trustees of each Trust which will be included in a separate Special Joint Meeting of Shareholders to be held on September 20, 2018.

Q. What am I being asked to vote “FOR” in the proxy statement?

A. You are being asked to:

1. Approve a new investment advisory agreement (Floating-Rate & High Income Fund and Balanced Fund);

2. Approve a change in investment objective (Allocation Fund only); and

3. Act upon any other matters which may properly come before the Meeting and any adjourned or postponed session thereof.

Q.       How can I vote?

A.       You can vote by mail, telephone, or over the Internet or in-person at the Meeting, as explained in the enclosed materials. By voting promptly, you can help your fund(s) avoid the expense of additional mailings.

Proposal 1

Q.       Why am I being asked to vote on a new investment advisory agreement?

A.       Floating-Rate  & High Income Fund and Balanced Fund (each, a “Fund” and together, the “Funds”) operate in a fund-of-funds structure in which each Fund invests in two or more Portfolios (each a “Portfolio”and collectively, the “Portfolios”). Currently, each Fund invests all of its assets in two or more Portfolios. The Portfolios currently engage in all investment related activity and it is the Portfolios that currently enter into investment advisory agreements with the investment adviser. The Funds do not currently have an investment advisory agreement at the Fund level.

The Trustees unanimously recommend that you approve a new investment advisory agreement with EVM at the Fund level. An investment advisory agreement at the Fund level is beneficial in that it allows the Funds greater flexibility to carry out their investment activity at the Fund level. In various situations, it would be beneficial for there to be an advisory agreement in place at the Fund level so that a Fund, in addition to investing substantially all of its assets in one or more Portfolios, could buy or sell securities directly. The Trustees propose that the new investment advisory agreement with each Fund be substantially similar to the current investment advisory agreements at the Portfolio level, but incorporate more modernized terms and additional clarifying terms that would be more consistent with those of other funds in the Eaton Vance Group of Funds.

The modernized and clarifying terms in the new investment advisory agreement include: statements about EVM’s assumption of responsibility and ability to terminate sub-advisers; clarification regarding expenses payable by the Fund; clarification regarding personal liability of Trustees and shareholders; clarification regarding termination provisions; consent to the use of the name Eaton Vance; and a provision noting that there are no third party beneficiaries. The differences between the current Portfolio agreement and the new investment advisory agreement are not deemed to be material.

Q.       How does the proposed new investment advisory agreement differ from my Fund’s current investment advisory agreement?

A.       The service provided under the proposed new investment advisory agreement is substantially similar to the current investment advisory agreement at the Portfolio level. Although there are some differences between your Funds’ current investment advisory agreement at the Portfolio level and the proposed new investment advisory agreement, which are described in this Proxy Statement, the services that your Fund will receive under the new investment advisory agreement will be substantially similar to those it receives indirectly by investing in a Portfolio under the Portfolio’s current investment advisory agreement. A form of the new investment advisory agreement is attached as Exhibit A.

Q.       Will my Fund’s total fees for advisory services change?

A.       The investment advisory fee rates payable under the new investment advisory agreements will be at the same rate as the investment advisory fees currently allocated to each Fund under the current investment advisory agreement with the corresponding Portfolio. No Fund is expected to experience increased advisory fees under the proposed new investment advisory agreement. The new investment advisory agreement at the Fund level does not replace the current investment advisory agreement with the corresponding Portfolio; rather, investment advisory fees at the Fund level will be applied only to Fund assets that are not invested in Portfolios or in other investment companies for which EVM or its affiliates serves as adviser and receives an advisory fee.

Q.       How do my Fund’s Trustees recommend that shareholders vote on the Proposal?

A.       The Trustees unanimously recommend that you vote FOR the Proposal.

Proposal 2

Q.       What is the proposed change to Allocation Fund’s investment objective?

A.       Allocation Fund’s current objective is to achieve long-term, after-tax returns for its shareholders by investing in a combination of diversified tax-managed equity portfolios advised by Eaton Vance or its affiliates. If this proposal is approved, Allocation Fund’s investment objective will be to achieve long-term, after tax returns for its shareholders.

Q.       Why do I need to approve the change in the Allocation Fund’s investment objective?

A.       Allocation Fund’s investment objective is fundamental and may not be changed without shareholder approval.

Q.       How will this impact the management of the Fund?

A.       If the proposal is approved, Allocation Fund will continue to seek its objective by investing primarily in diversified tax-managed portfolios managed by EVM or its affiliates that invest at least 80% of their net assets in equity securities, and Allocation Fund will continue to have the ability to invest directly. The portfolio managers of Allocation Fund would have additional flexibility to invest up to 20% of the fund’s assets in other types of preferred and hybrid securities, such as those that are designated as debt securities by the issuer.

Q.       How do my Fund’s Trustees recommend that shareholders vote on the Proposal?

A.       The Trustees unanimously recommend that you vote FOR the Proposal.

IMPORTANT INFORMATION FOR SHAREHOLDERS

Eaton Vance Mutual Funds Trust	Eaton Vance Special Investment Trust
Eaton Vance Floating-Rate & High Income Fund	Eaton Vance Balanced Fund
Eaton Vance Tax-Managed Equity Asset Allocation Fund

Notice of Special Joint Meeting of Shareholders

To Be Held September 20, 2018

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting of Shareholders to be Held on September 20, 2018: The Notice of Special Joint Meeting of Shareholders, Proxy Statement and Proxy Card are available online at [www.proxyonline.com/docs/eatonvance.pdf].

A Special Joint Meeting of Shareholders (the “Meeting”) of each Eaton Vance Fund listed above (each, a “Fund” and collectively, the “Funds”) will be held at the principal office of the Funds, Two International Place, Boston, Massachusetts 02110, on September 20, 2018 at 11:30 a.m. (Eastern Time), for the following purposes:

1.	For shareholders of each of Eaton Vance Floating-Rate & High Income Fund (“Floating-Rate & High Income Fund”) and Eaton Vance Balanced Fund (“Balanced Fund”), to approve a new investment advisory agreement between Eaton Vance Mutual Funds Trust, on behalf of Floating-Rate & High Income Fund, and Eaton Vance Management (“EVM”) and a new investment advisory agreement between Eaton Vance Special Investment Trust, on behalf of Balanced Fund, and EVM;
2.	For shareholders of Eaton Vance Tax-Managed Equity Asset Allocation Fund, to approve a change in the Fund’s investment objective; and
3.	To consider and act upon any other matters which may properly come before the Meeting and any adjourned or postponed session thereof.

The proposals are discussed in greater detail in the following pages.

The Meeting is called pursuant to the By-Laws of each Fund. The Boards of Trustees of the Funds have fixed the close of business on [RECORD DATE] as the record date for the determination of the shareholders of each Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. The Proxy Statement and accompanying materials are being mailed to shareholders on or about [MAIL DATE].

By Order of the Board of Trustees

Maureen A. Gemma

Secretary

[MAIL DATE]

Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees of each Fund avoid the necessity and additional expense of further solicitations, which may be necessary to obtain a quorum, by promptly returning the enclosed proxy or voting by telephone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

Special Joint Meeting of Shareholders – September 20, 2018

EATON VANCE GROUP OF FUNDS

The funds in the Eaton Vance Group of Funds that are advised by Eaton Vance Management and Boston Management and Research are part of various trusts (each, a “Trust” and collectively, the “Trusts”) and a corporation (the “Corporation”). The funds listed below are each referred to as a “Fund” and collectively, the “Funds” and are only a sub-set of the funds in the Eaton Vance Group of Funds. The Funds included herein are issuing separate proxy solicitation materials to elect Trustees/Directors, which will be included in a separate Special Joint Meeting of Shareholders to be held on September 20, 2018. The Funds described herein invest in a fund-of-funds structure by investing their assets in two or more portfolios (each a “Portfolio” and collectively, the “Portfolios”). The list below includes each Fund and, where applicable, the Portfolio(s) in which it invested as of [RECORD DATE].

Trust Names	Fund Names	Corresponding Portfolio(s)
Eaton Vance Mutual Funds Trust	Eaton Vance Floating-Rate & High Income Fund	Eaton Vance Floating Rate Portfolio and High Income Opportunities Portfolio
	Eaton Vance Tax-Managed Equity Asset Allocation Fund	Tax-Managed Growth Portfolio Tax-Managed International Equity Portfolio Tax-Managed Multi-Cap Growth Portfolio Tax-Managed Small-Cap Portfolio Tax-Managed Value Portfolio
Eaton Vance Special Investment Trust	Eaton Vance Balanced Fund	Core Bond Portfolio Stock Portfolio

Eaton Vance Mutual Funds Trust	Eaton Vance Special Investment Trust
Eaton Vance Floating-Rate & High Income Fund	Eaton Vance Balanced Fund
Eaton Vance Tax-Managed Equity Asset Allocation Fund

Two International Place

Boston, Massachusetts 02110

PROXY STATEMENT

A proxy is enclosed with the foregoing Notice of a Special Joint Meeting (the “Meeting”) of the Funds to be held on September 20, 2018 at 11:30 a.m. (Eastern Time) at Two International Place, Boston, Massachusetts 02110 for the benefit of shareholders who wish to vote, but do not expect to be present at the Meeting. All proxies are solicited on behalf of the Boards of Trustees of each Trust of which the Funds are series (the “Board” or the “Trustees”). The Funds included herein and other funds in the Eaton Vance Group of Funds that are advised by Eaton Vance Management (“EVM”) and Boston Management and Research (“BMR”) are issuing separate proxy solicitation materials, with a proposal to elect Trustees/Directors, which will be included in a separate Special Joint Meeting of Shareholders to be held on September 20, 2018. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Funds’ proxy tabulator, [AST Fund Solutions, LLC (“AST”), 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660], or by executing and delivering a later dated proxy, or by attending the Meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. If you attend the Meeting in person, please be prepared to present photo identification and proof of your share ownership. These proxy materials are initially being mailed to shareholders on or about [MAIL DATE]. Supplementary solicitations may be made by mail, telephone, facsimile or electronic means. By voting promptly, you can avoid additional solicitations by telephone or other means.

The Trustees have fixed the close of business on [RECORD DATE] as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held and fractional shares will be entitled to an equivalent fractional vote. The number of shares of beneficial interest of each Fund outstanding as of [RECORD DATE] is set forth in Exhibit B.

The persons who held of record 5% or more of the outstanding shares of any class of shares of a Fund as of [RECORD DATE] are set forth in Exhibit C. To the knowledge of the Funds, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of a Fund. The Trustees and principal executive officers of each Trust and each Portfolio and their principal occupations are set forth in Exhibit D and Exhibit E, respectively. The Trustees and principal executive officers of each Fund individually and as a group own beneficially less than 1% of the outstanding shares of each class of each Fund as of July 13, 2018. Because of their positions with EVM and their ownership of EVC stock, the officers of each Fund and each Portfolio will benefit from the advisory fees and/or administration fees paid by a Fund or Portfolio to EVM or Boston Management and Research “(BMR”). Shareholders of all classes of shares of each Fund will vote jointly on each proposal applicable to that Fund.

The Trustees know of no business that will be presented for consideration other than the business described in the Notice of Meeting. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

A list of the proposals described in this Proxy Statement and the Fund(s) to which each applies is described below:

Proposal 1. Approval of New Investment Advisory Agreement	Eaton Vance Floating-Rate & High Income Fund and Eaton Vance Balanced Fund
Proposal 2. Approval of Change in Investment Objective	Eaton Vance Tax-Managed Equity Asset Allocation Fund

Each Fund has previously sent its Annual Report and Semiannual Report to its shareholders, if the Fund has completed such fiscal period(s). Each Fund will furnish without charge a copy of the Fund’s most recent Annual Report and the most recent Semiannual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should: (i) access them on Eaton Vance’s website at www.eatonvance.com; (ii) write to the Fund c/o Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator, Mutual Fund Operations; or (iii) call 1-800-262-1122 Monday through Friday between 8:30 a.m. – 5:30 p.m. (Eastern Time).

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PROPOSAL 1. APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Eaton Vance Mutual Funds Trust and Eaton Vance Special Investment Trust are registered investment companies under the Investment Company Act of 1940 (the “1940 Act”) and are organized as Massachusetts Business Trusts. The Trusts have multiple series, but only the funds listed below are the subject of this Proposal 1. Each fund (for purposes of this Proposal 1, each, a“Fund”and together, the “Funds”) operates in a fund-of-funds structure by investing its assets in two or more Portfolios which are also listed below.

Fund-of-Funds	Portfolio(s)
Eaton Vance Mutual Funds Trust
Eaton Vance Floating-Rate & High Income Fund (“Floating-Rate & High Income Fund”)	Eaton Vance Floating Rate Portfolio and High Income Opportunities Portfolio
Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund (the “Balanced Fund”)	Stock Portfolio and Core Bond Portfolio

BMR manages the assets of each Portfolio listed above pursuant to an investment advisory agreement with each Portfolio (each such agreement collectively referred to as the “Portfolio Agreement”). The Trustees have unanimously approved, and recommend to the shareholders of each Fund that they approve, a new investment advisory agreement between Eaton Vance Mutual Funds Trust, on behalf of Floating-Rate & High Income Fund, and EVM, an affiliate of BMR, and a new investment advisory agreement between Eaton Vance Special Investment Trust, on behalf of Balanced Fund, and EVM (each, a “New Agreement” and together, the “New Agreements”). There will be no change to the portfolio managers of each Fund in connection with the approval of the New Agreement. The address for BMR and EVM is Two International Place, Boston, MA 02110. EVM also serves as the administrator of each Fund. Eaton Vance Distributors, Inc. (“EVD”) an affiliate of EVM, located at the same address, is the principal underwriter for each Fund and the placement agent for each Portfolio. An investment advisory agreement at the Fund level is beneficial in that it allows the Fund greater flexibility to invest directly at the Fund level. In various situations, it would be beneficial for there to be an advisory agreement in place at the Fund level so that a Fund, in addition to investing substantially all of its assets in one or more Portfolios, could buy or sell securities directly. The form of the proposed New Agreement is attached at Exhibit A. You should refer to Exhibit A for the complete terms of your Fund’s New Agreement.

Trustee Approval

At an in person meeting held on June 12 and 13, 2018, the Trustees, including all of the Trustees who are not “interested persons” of the Funds (the “Independent Trustees”), unanimously approved the New Agreements. In considering the New Agreements, the Trustees took into account the terms of the New Agreements and also reviewed the factors and information they previously evaluated in connection with approving the Portfolio Agreement at their April 24 and 25, 2018 meeting. As there were no material changes to any information the Trustees considered in connection with such approval, the information was deemed relevant by the Trustees in connection with the Trustees’ consideration of the New Agreement at the Fund level. Such factors and information are described in further detail in Exhibit F. The Board considered information from EVM regarding the

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benefits to each Fund of having greater flexibility to carry out their investment activities at the Fund level. The Board concluded that the terms of each New Agreement were in the interests of shareholders of each Fund, respectively, and, therefore, the Board, including a majority of the Independent Trustees, voted unanimously to approve a New Advisory Agreement for each Fund and to recommend the approval of each New Agreement to the shareholders of each Fund, respectively.

Comparison of the Portfolio Agreement and the New Agreement

The New Agreement for each Fund is substantially similar to the current investment advisory agreements at the Portfolio level, but incorporate more modernized terms and additional clarifying terms that would be more consistent with those of other funds in the Eaton Vance Group of Funds. The terms of the New Agreement and certain differences between the New Agreement and the Portfolio Agreement are described below. The modernized and clarifying terms in the new investment advisory agreement include: statements about EVM’s assumption of responsibility and ability to terminate sub-advisers; clarification regarding expenses payable by the Fund; clarification regarding personal liability of Trustees and shareholders; clarification of the termination provisions; consent to the use of the name Eaton Vance; and a provision noting that there are no third party beneficiaries. The difference between the current Portfolio Agreement and the New Agreement are not deemed to be material. The New Agreement at the Fund level does not replace the Portfolio Agreement at the Portfolio level; rather it is expected that the Fund will continue to invest substantially all of its assets in two or more Portfolios and investment advisory fees at the Fund level will be applied only to Fund assets that are not invested in a Portfolio or in other investment companies for which EVM or its affiliates serves as adviser and receives an advisory fee. The date of each Portfolio Agreement and the date on which its continuance was last approved by the Trustees is set forth on Exhibit G.

Duties. EVM’s duties under the New Agreements are substantially the same as BMR’s duties under the Portfolio Agreements. Among other duties, EVM will provide a continuous investment program for each Fund and determine, in its discretion, the composition of the assets of the Fund, including the determination of the purchase, retention, or sale of the securities, cash and other investments for each Fund and the allocation of each Fund’s assets to one or more Portfolios. EVM will have the additional duty of determining what portion of the Funds’ assets to invest directly and what portion to allocate to the Portfolios.

Fees. Investment advisory fees will be applied to investable Fund assets that are not invested in Portfolios or other investment companies for which EVM or its affiliates serve as adviser or administrator and receives an advisory fee (“Investable Assets”). Each Fund is not expected to experience increased advisory fees under the New Agreements. Floating Rate & High Income Fund and Balanced Fund each currently invest in multiple Portfolios and the fees from the applicable Portfolios are allocated to the Funds, accordingly. The contractual rate of fees for Floating Rate & High Income Fund and Balanced Fund under their New Agreement will correspond to the fees payable by each respective Portfolio with respect to the type(s) of investments in which that Portfolio primarily invests, as shown in the chart below.

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Eaton Vance Floating-Rate & High Income Fund

For bank loans and bank loan related assets:

Average Daily Net Investable Assets for the Month               Annual Fee Rate

Up to $ 1 billion                                            0.5750%

$1 billion but less than $2 billion                                0.5250%

$2 billion but less than $5 billion                                0.4900%

$5 billion but less than $10 billion                               0.4600%

$10 billion but less than $15 billion                              0.4350%

$15 billion but less than $20 billion                              0.4150%

$20 billion but less than $25 billion                              0.4000%

$25 billion and over                                          0.3900%

For high yield bonds and other instruments that are not bank loan related:

Category   Daily Net Investable Assets    Annual Asset Rate    Daily Income Rate

1        up to $500 million                  0.300%            3.00%

2       $500 million but less than $1 billion      0.275%            2.75%

3       $1 billion but less than $1.5 billion       0.250%            2.50%

4       $1.5 billion but less than $2 billion       0.225%            2.25%

5       $2 billion but less than $3 billion        0.200%             2.00%

6       $3 billion and over                  0.175%             1.75%

Eaton Vance Balanced Fund

For equity securities:

Average Daily Net Investable Assets for the Month          Annual Fee Rate

Up to $500 million                                           0.600%

$500 million but less than $1 billion                              0.575%

$1 billion but less than $2.5 billion                               0.550%

$2.5 billion but less than $5 billion                               0.530%

$5 billion and over                                           0.515%

For income securities and cash:

Average Daily Net Investable Assets for the Month          Annual Fee Rate

Less than $1 billion                                           0.450%

$1 billion up to $2 billion                                       0.425%

$2 billion up to $5 billion                                       0.415%

$5 billion and over                                            0.405%

The current fee schedule for investment management services provided to the Portfolios under the Portfolio Agreements is set forth on Exhibit H. BMR and/or EVM have agreed to reimburse Balanced Fund’s expenses to the extent total expenses exceed certain threshold amounts as described in the current prospectus fee table. Such expense reimbursement will remain the same under the New Agreement for Balanced Fund pursuant to an expense reimbursement agreement. Any amendment to or termination of such an expense reimbursement agreement prior to its termination date would require approval of the Board of Trustees of the relevant Trust for Balanced Fund.

Limitation of Liability. Under the New Agreements, EVM’s potential liability is identical to BMR’s potential liability under the Portfolio Agreements. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on  the part of EVM, EVM shall not be subject to liability for any act or omission in the course of, or connected with, rendering services under the New Agreements or for any losses which may be sustained in the

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acquisition, holding or disposition of any security or other investment. In addition, the New Agreements contain an acknowledgment by the applicable Trust that EVM, in its Declaration of Trust has a provision limiting the personal liability of the Trustees and shareholders of EVM.

       Termination. Both the Portfolio Agreements and the New Agreements may be terminated by either party upon 60 days’ prior written notice without the payment of any penalty, by action of Trustees of the Trust or the trustees of EVM, as the case may be, and the Trust may, at any time upon such written notice to EVM, terminate the Agreement by vote of a majority of the outstanding voting securities of that Fund. Each Agreement shall terminate automatically in the event of its assignment. The New Agreement includes EVM’s ability to terminate a sub-adviser or sub-administrator, subject to approval by the Trustees of the Trust.

Other. Each New Agreement provides that Eaton Vance consents to the use by the Fund of the name “Eaton Vance” conditioned upon the employment of EVM or one of its affiliates as the investment adviser or administrator of the Fund. In addition, each New Agreement provides that any person not a party to such agreement shall not have any right, benefit or remedy of any nature under or by reason of such agreement.

Information about BMR and EVM

BMR and EVM are business trusts organized under the laws of The Commonwealth of Massachusetts. Eaton Vance, Inc. (“EV”) serves as trustee of BMR and EVM. EV and EVM are wholly-owned subsidiaries of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Brian D. Langstraat, Dorothy E. Puhy, Winthrop H. Smith, Jr. and Richard A. Spillane, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Mr. Faust, Craig R. Brandon, Daniel C. Cataldo, Michael A. Cirami, Cynthia J. Clemson, James H. Evans, Maureen A. Gemma, Laurie G. Hylton, Mr. Langstraat, Frederick S. Marius, David C. McCabe, Scott H. Page, Edward J. Perkin, Lewis R. Piantedosi, Charles B. Reed, Craig P. Russ, John L. Shea, Eric A. Stein, Payson F. Swaffield, Michael W. Weilheimer, R. Kelly Williams and Matthew J. Witkos (all of whom are officers of EVM or its affiliates). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of EVM who may also be officers, or officers and Directors of EVC and EV.

Required Vote

Approval of each New Agreement requires the affirmative “vote of a majority of the outstanding voting securities” of the applicable Fund provided the quorum has been satisfied. As used in this Proxy Statement, a “vote of a majority of the outstanding voting securities” means the vote of the lesser of: (a) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal; or (b) 67% or more of the voting securities of the Fund present at a meeting or represented by proxy entitled to vote on the proposal, if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. The shareholders of each Fund will vote separately on the proposed approval of the New Agreement for the particular Fund.

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Trustee Recommendation

The Trustees unanimously recommend that shareholders of each Fund vote FOR the New Agreement as set forth in Proposal 1.

Proposal 2

APPROVAL OF A CHANGE IN THE FUND’S INVESTMENT OBJECTIVE

Eaton Vance Tax-Managed Equity Asset Allocation Fund’s (“Allocation Fund” or, for purposes of this Proposal 2, the “Fund”) investment objective is to achieve long-term, after-tax returns for its shareholders by investing in a combination of diversified tax-managed equity portfolios advised by Eaton Vance or its affiliates. Allocation Fund’s investment objective is fundamental and may not be changed without shareholder approval. In order to clarify the Fund’s ability to invest directly in securities, including preferred and hybrid securities (which have characteristics of equity and debt securities), it is proposed that shareholders approve a change to the Fund’s investment objective. If this Proposal is approved, Allocation Fund’s investment objective will be to achieve long-term after-tax return for its shareholders.

If this proposal is approved by Allocation Fund’s shareholders, Allocation Fund will seek its objective by investing primarily in diversified tax-managed portfolios managed by Eaton Vance and its affiliates that invest at least 80% of their net assets in equity securities and the Fund will maintain its ability to invest directly. Allocation Fund will be permitted to invest up to 20% of its assets in other types of preferred and hybrid securities including those that are designated as debt securities by the issuer. The Trustees, in determining to approve the change to the Fund’s investment objective and recommend shareholder approval of such change, considered information from EVM regarding its view that it would be in the best interest of Fund shareholders to make the proposed change, which will provide clarity and additional flexibility with regard to the Fund’s investable universe. The Trustees also considered information from EVM regarding corresponding changes to the Fund’s principal investment strategies to reflect the foregoing.

Required Vote

A change in the investment objective requires the affirmative vote of a “majority of the outstanding voting securities” of Allocation Fund, provided the quorum has been satisfied. As used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding shares of Allocation Fund, or (b) 67% of the shares of Allocation Fund present at the meeting if holders of more than 50% of the outstanding shares of Allocation Fund are present or represented by proxy at the meeting.

Trustee Recommendation

The Trustees unanimously recommend that shareholders vote FOR the change in Allocation Fund’s investment objective as set forth in Proposal 2.

NOTICE TO BANKS AND BROKER/DEALERS

The Funds have previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements or Notice of Internet Availability of Proxy Materials required to supply owners of shares. Should additional proxy materials be required for beneficial owners, please forward such requests to Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator.

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ADDITIONAL INFORMATION

Proxy Solicitation and Tabulation

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of each Trust’s Board will be paid by the Funds pro rata based on the number of shareholder accounts. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph, facsimile or other electronic means by officers of the Trust, by personnel of Eaton Vance, by the Funds’ transfer agent, BNY Mellon Asset Servicing (“BNY”), by broker-dealer firms or by a professional solicitation organization. The Funds have retained [AST] to assist in the solicitation of proxies, for which the Funds will pay an estimated fee of approximately $__, including out-of-pocket expenses to be allocated to the Funds pro rata based on the number of that Fund’s shareholder accounts. Estimated costs assume a moderate level of solicitation activity. If a greater solicitation effort is required, the solicitation costs would be higher. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by a Fund’s officers, by Eaton Vance personnel, by the transfer agent, BNY, by broker-dealer firms or by [AST,] in person, or by telephone, by telegraph, by facsimile or other electronic means will be borne by the Funds. A written proxy may be delivered to a Fund or its transfer agent prior to the Meeting by facsimile machine, graphic communication equipment or other electronic transmission. A Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total aggregate proxy costs for all the Trusts are estimated to be $__. As mentioned, such costs will be paid by the Funds pro rata based on the number of shareholder accounts.

Shareholders may also choose to give their proxy votes by telephone using automated telephonic voting system or through the Internet rather than return their proxy cards. Please see the proxy card or Notice of Internet Availability of Proxy Materials for details. A Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If a Fund records votes over the Internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, by the Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the Meeting and voting in person.

All proxy cards solicited by each Trust’s Board that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to any Proposal, it will be voted FOR the matters specified on the proxy card. With respect to Fund shares held in Eaton Vance individual retirement accounts, undirected shares will be voted by Eaton Vance or an affiliate in the same proportion as shares of that Fund for which instructions were received. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote

8

shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting for purposes of establishing a quorum, but will have the effect of a vote against the Proposals. Treating broker non-votes as negative votes may result in a proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld. In certain circumstances in which the Fund has received sufficient votes to approve a matter being recommended for approval by the Board, the Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal. The Fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes if doing so is necessary to obtain a quorum.

Under the By-laws of each Trust, a quorum requires the presence, in person or by proxy, of at least one-third (1/3) of the outstanding shares of that Trust. If a quorum is not present at the meeting or if the quorum is present at the meeting, but sufficient votes by the shareholders of the Trusts in favor of any Proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Trust present in person or by proxy at the session of the Meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. Abstentions and broker non-votes will not be treated as shares voted on any such adjournment. The costs of any such additional solicitation and of any adjourned session will be borne by the Funds as described above.

Shareholder Proposals

Shareholders wishing to submit proposals for consideration at a subsequent shareholders’ meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, Two International Place, Boston, MA 02110. Proposals must be received a reasonable time in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the Meeting. The Feeder Funds do not conduct annual meetings.

Householding

One Proxy Statement may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement by calling 1-800-262-1122 Monday through Friday between 8:30 a.m. – 5:30 p.m. (Eastern Time) or writing to the Fund c/o Eaton Vance Management, Two International Place, Boston, MA 02110.

[MAIL DATE]

9

Exhibit A

FORM OF

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this __ day of ______, 201_, between [Name of Trust], a Massachusetts business trust (the “Trust”), on behalf of [Name of Fund] (the “Fund”), and Eaton Vance Management, a Massachusetts business trust (“Eaton Vance”).

1.       Duties of Eaton Vance. The Trust hereby employs Eaton Vance to act as investment adviser for and to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Agreement.

Eaton Vance hereby accepts such employment, and undertakes to afford to the Trust the advice and assistance of Eaton Vance’s organization in the choice of investments, in the purchase and sale of securities of the Fund and to furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund and to pay the salaries and fees of all officers and Trustees of the Trust who are members of Eaton Vance’s organization and all personnel of Eaton Vance performing services relating to research and investment activities. Eaton Vance shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

Eaton Vance shall provide the Trust with such investment management and supervision as the Trust may from time to time consider necessary for the proper supervision of the Fund. As investment adviser to the Trust, Eaton Vance shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Fund’s assets shall be held uninvested, subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the Investment Company Act of 1940, all as from time to time amended. Eaton Vance is authorized, in its discretion and without prior consultation with the Trust, to buy, sell, and otherwise trade in any and all types of securities, derivatives and investment instruments on behalf of the Fund. Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Fund and notify Eaton Vance thereof in writing, Eaton Vance shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Eaton Vance shall take, on behalf of the Trust, all actions which it deems necessary or desirable to implement the investment policies of the Trust and of the Fund.

Eaton Vance shall place all orders for the purchase or sale of portfolio securities for the account of the Fund either directly with the issuer or with brokers or dealers selected by Eaton Vance, and to that end Eaton Vance is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, Eaton Vance shall adhere to procedures adopted by the Board of Trustees of the Trust.

Notwithstanding the foregoing, Eaton Vance shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of the Fund, nor shall Eaton Vance be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, custodian or shareholder servicing agent of the Trust or the Fund.

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2.       Compensation of Eaton Vance. For the services, payments and facilities to be furnished hereunder by Eaton Vance, Eaton Vance shall be entitled to receive from the Fund fees in an amount equal to the following average daily net assets of the Fund per annum which are not invested in other investment companies for which the Adviser or its affiliate (i) serves as adviser and (ii) receives an advisory fee, as listed below throughout each month:

Average Daily Net Assets for the Month	Annual Fee Rate

Such compensation shall be paid monthly in arrears. The Fund’s daily net assets shall be computed in accordance with the Declaration of Trust of the Trust and any applicable votes and determinations of the Trustees of the Trust. In case of initiation or termination of the Agreement during any month with respect to the Fund, the fee for that month shall be based on the number of calendar days during which it is in effect. Eaton Vance may, from time to time, waive all or a part of the above compensation.

3.       Allocation of Charges and Expenses. Eaton Vance shall pay the entire salaries and fees of all of the Trust’s Trustees and officers employed by Eaton Vance and who devote part or all of their time to the affairs of Eaton Vance, and the salaries and fees of such persons shall not be deemed to be expenses incurred by the Trust for purposes of this Section 3. Except as provided in the foregoing sentence, it is understood that the Fund will pay all expenses other than those expressly stated to be payable by Eaton Vance hereunder, which expenses payable by the Fund shall include, without implied limitation:

•	expenses of organizing and maintaining the Fund and continuing its existence;
•	commissions, fees and other expenses connected with the acquisition and disposition of securities and other investments;
•	auditing, accounting and legal expenses;
•	taxes and interest;
•	governmental fees;
•	expenses of issue, sale and redemption of shares;
•	expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund under state securities laws;
•	expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor;
•	expenses of reports to regulatory bodies;
•	insurance expenses;
•	association membership dues;
•	fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts, and determination of net asset values);
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•	fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund;
•	expenses for servicing shareholder accounts;
•	any direct charges to shareholders approved by the Trustees of the Trust;
•	compensation and expenses of Trustees of the Trust who are not members of Eaton Vance’s organization;
•	all payments to be made and expenses to be assumed by the Fund in connection with the distribution of Fund shares;
•	any pricing or valuation services employed by the Fund to value its investments including primary and comparative valuation services;
•	any investment advisory, sub-advisory or similar management fee payable by the Fund;
•	all expenses incurred in connection with the Fund’s use of a line of credit; and
•	such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

4.       Other Interests. It is understood that Trustees and officers of the Trust and shareholders of the Fund are or may be or become interested in Eaton Vance as trustees, officers, employees, shareholders or otherwise and that trustees, officers, employees and shareholders of Eaton Vance are or may be or become similarly interested in the Fund, and that Eaton Vance may be or become interested in the Fund as a shareholder or otherwise. It is also understood that trustees, officers, employees and shareholders of Eaton Vance may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) which Eaton Vance may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words “Eaton Vance” or “Boston Management and Research” or any combination thereof as part of their name, and that Eaton Vance or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

5.       Limitation of Liability of Eaton Vance. The services of Eaton Vance to the Trust and the Fund are not to be deemed to be exclusive, Eaton Vance being free to render services to others and engage in other business activities. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Eaton Vance, Eaton Vance shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

The Trust expressly acknowledges the provision in the Declaration of Trust of Eaton Vance limiting the personal liability of the Trustees of Eaton Vance and the shareholders of Eaton Vance, and the Trust hereby agrees that it shall have recourse to Eaton Vance for payment of claims or obligations as between Eaton Vance and the Trust arising out of this Agreement and shall not seek satisfaction from the Trustees or shareholders or any Trustee of Eaton Vance.

6.       Sub-Advisers and Sub-Administrators. Eaton Vance may employ one or more sub-advisers or sub-administrators from time to time to perform such of the acts and services of Eaton Vance including the selection of brokers or dealers or other persons to execute the Fund’s portfolio security transactions, and upon such terms and conditions as may be agreed upon between Eaton Vance and such sub-adviser or sub-administrator and approved by the Trustees of the Trust, all as permitted by the Investment Company Act of 1940. The performance of each such sub-investment adviser or sub-administrator of its obligation under any such agreement shall

A-3

be supervised by Eaton Vance. Further, Eaton Vance may, with the approval of the Trustees of the Trust and without the vote of any Interests in the Trust, terminate any agreement with any sub-investment adviser or sub-administrator and/or enter into an agreement with one or more other sub-investment advisers or sub-administrators, all as permitted by the Investment Company Act of 1940 and the rules hereunder. In the event a sub-adviser or sub-administrator is employed, Eaton Vance retains the authority to immediately assume responsibility for any functions delegated to a sub-adviser or sub-administrator, subject to approval by the Board and notice to the sub-adviser or sub-administrator.

7.       Duration and Termination of this Agreement. This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of Eaton Vance or the Trust cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement without the payment of any penalty, by action of Trustees of the Trust or the trustees of Eaton Vance, as the case may be, and the Trust may, at any time upon such written notice to Eaton Vance, terminate this Agreement by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

8.       Amendments of the Agreement. This Agreement may be amended by a writing signed by both parties hereto, provided that no material amendment to this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of Eaton Vance or the Trust cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required by the Investment Company Act of 1940, by vote of a majority of the outstanding voting securities of the Fund.

9.       Limitation of Liability of Trust. Eaton Vance expressly acknowledges the provision in the Declaration of Trust of the Trust limiting the personal liability of the Trustees of the Trust and the shareholders of the Fund, and Eaton Vance hereby agrees that it shall have recourse to the Trust or the Fund for payment of claims or obligations as between the Trust or the Fund and Eaton Vance arising out of this Agreement and shall not seek satisfaction from the Trustees or shareholders or any Trustee of the Trust or shareholder of the Fund.

10.       Use of the Name “Eaton Vance”. Eaton Vance hereby consents to the use by the Fund of the name “Eaton Vance” as part of the Fund’s name; provided, however, that such consent shall be conditioned upon the employment of Eaton Vance or one of its affiliates as the investment adviser or administrator of the Fund. The name “Eaton Vance” or any variation thereof may be used from time to time in other connections and for other purposes by Eaton Vance and its affiliates and other investment companies that have obtained consent to the use of the name “Eaton Vance”. Eaton Vance shall have the right to require the Fund to cease using the name “Eaton Vance” as part of the Fund’s name if the Fund ceases, for any reason, to employ Eaton Vance or one of its affiliates as the Fund’s investment adviser or administrator. Future names adopted by the Fund for itself, insofar as such names include identifying words requiring the consent of Eaton Vance, shall be the property of Eaton Vance and shall be subject to the same terms and conditions.

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11.       No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

12.       Certain Definitions. The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. The term “vote of a majority of the outstanding voting securities” shall mean the vote, at a meeting of shareholders, of the lesser of (a) 67 per centum or more of the shares of the Fund present or represented by proxy at the meeting if the holders of more than 50 per centum of the shares of the Fund are present or represented by proxy at the meeting, or (b) more than 50 per centum of the shares of the Fund.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

TRUST on behalf of FUND

By: _________________________

EATON VANCE MANAGEMENT

By: _________________________

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Exhibit B

The outstanding shares of beneficial interest of each Fund may consist of Advisers Class, Class A, Class B, Class C, Class I, Class R, Class R6, Institutional Class or Investor Class shares as indicated below.

Fund Name and Classes (if applicable)	No. of Shares Outstanding on July 17, 2018

Eaton Vance Mutual Funds Trust
Eaton Vance Floating-Rate & High Income Fund (Advisers Class, Classes A, B, C, I and R6)
Eaton Vance Tax-Managed Equity Asset Allocation Fund (Classes A, B, C and I)

Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund (Classes A, B, C, I, R and R6)

B-1

Exhibit C

As of July 17, 2018, the following record owners of the specified Fund and class held the share amounts and corresponding percentages indicated below, which was owned either (i) beneficially by such persons or (ii) of record by such persons on behalf of customers who are the beneficial owners of such shares and as to which such record owners may exercise voting rights under certain limited circumstances. Beneficial owners of 25% or more of a class of a Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders. Beneficial share ownership by a Fund Trustee/Director or officer, as the case may be, is noted.

Address	Amount of Securities Owned	Percentage Owned

Eaton Vance Mutual Funds Trust

Eaton Vance Floating-Rate & High Income Fund

Advisers Class
	NAME	CITY, STATE	%
Class A
	NAME	CITY, STATE	%
Class B
	NAME	CITY, STATE	%
Class C
	NAME	CITY, STATE	%
Class I
	NAME	CITY, STATE	%
Class R6
	NAME	CITY, STATE	%

Eaton Vance Tax-Managed Equity Asset Allocation Fund

Class A
	NAME	CITY, STATE	%
Class B
	NAME	CITY, STATE	%
Class C
	NAME	CITY, STATE	%
Class I
	NAME	CITY, STATE	%

Eaton Vance Special Investment Trust

Eaton Vance Balanced Fund

Class A
	NAME	CITY, STATE	%
Class B
	NAME	CITY, STATE	%
Class C
	NAME	CITY, STATE	%
Class I
	NAME	CITY, STATE	%
Class R
	NAME	CITY, STATE	%
Class R6
	NAME	CITY, STATE	%

*	Investment vehicle for profit sharing and retirement savings plans sponsored by EVM and certain of its affiliated entities.

As of July 17, 2018, Eaton Vance and/or its affiliates owned 25% or more of the outstanding shares of the Funds listed below:

Fund	Percentage Owned
FUND NAME	%

C-1

Exhibit D

Trustees of each Trust and Portfolio

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)
Interested Trustee
THOMAS E. FAUST JR. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Trustee and/or officer of 173 registered investment companies. Mr. Faust is an interested person because of his positions with BMR, Eaton Vance, EVC, EVD and EV, which are affiliates of the Trust.	173	Director of EVC and Hexavest Inc. (investment management firm).
Noninterested Trustees
MARK R. FETTING 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).	173	None
CYNTHIA E. FROST 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).	173	None
GEORGE J. GORMAN 1952	Trustee	Since 2014	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).	173	Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).
VALERIE A. MOSLEY 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).	173	Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).
D-1

WILLIAM H. PARK 1947	Chairperson of the Board and Trustee	Chairperson of the Board since 2016 and Trustee since 2003	Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group, L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).	173	None
HELEN FRAME PETERS 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	173	None
SUSAN J. SUTHERLAND 1957	Trustee	Since 2015	Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).	173	Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).
HARRIETT TEE TAGGART 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.	173	Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).
SCOTT E. WENNERHOLM 1959	Trustee	Since 2016	Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).	173	None
(1)	Includes both master and feeder funds in a master-feeder structure.
(2)	During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

D-2

Exhibit E

Officer Biographies

Name and Year of Birth(1)	Trust/ Corporation/ Portfolio Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years(2)
Richard F. Froio 1968	Chief Compliance Officer	Since 2017

Vice President of Eaton Vance and BMR since 2017. Officer of 173 registered investment companies managed by EVM or BMR. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Secretary since 2007 and Vice President since 2011 for MFT, SIT, FRP, HIOP and CBP; Secretary and Vice President since 2009 for SP	Vice President of Eaton Vance and BMR. Officer of 173 registered investment companies managed by Eaton Vance or BMR.
James F. Kirchner 1967	Treasurer	Since 2007 for MFT, SIT, HIOP and SP; Since 2013 for FRP and CBP	Vice President of Eaton Vance and BMR. Officer of 173 registered investment companies managed by Eaton Vance or BMR.
Edward J. Perkin 1972	President	Since 2017 for SP

Chief Equity Investment Officer and Vice President of Eaton Vance and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Officer of 27 registered investment companies managed by Eaton Vance or BMR.

Payson F. Swaffield 1956	President	Since 2011 for MFT and SIT; Since 2017 for FRP, HIOP and SP	Vice President and Chief Income Investment Officer of Eaton Vance and BMR. Officer of 145 registered investment companies managed by Eaton Vance or BMR.

(1)	The business address of each officer is Two International Place, Boston, MA 02110.
(2)	Includes both master and feeder funds in master-feeder structure.

   Trust/Portfolio abbreviations are as follows:
MFT – Eaton Vance Mutual Funds Trust

SIT – Eaton Vance Special Investment Trust

FRP – Eaton Vance Floating Rate Portfolio

HIOP – High Income Opportunities Portfolio

CBP – Core Bond Portfolio

SP – Stock Portfolio

E-1

Exhibit F

Considerations Relating to Approvals of

Investment Advisory Agreements

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each, a “Board”) of the registered investment companies (the “Eaton Vance Funds”) advised by either Eaton Vance Management (“EVM”) or its affiliate, Boston Management and Research (“BMR” and, together with EVM, “Eaton Vance”), held on June 12 and 13, 2018 (the “Meeting”), the Board, including a majority of the Independent Trustees, voted to approve an investment advisory agreement for each of Eaton Vance Balanced Fund and Eaton Vance Floating-Rate & High Income Fund (the “Funds”), each with EVM, including their fee structures (each, a “New Agreement”). The Board noted that each Fund is currently a feeder fund in a fund-of-funds structure that invests in two or more portfolios (each, a “Portfolio”) of the Eaton Vance Funds. The Board further noted that the Funds currently do not have an investment advisory agreement at the Fund level. Rather, each Fund has carried out its investment program by investing all of its assets in two or more Portfolios. The Board noted that, although each Fund currently intends to continue to operate in a fund-of-funds structure, a New Agreement will afford EVM with the flexibility to manage all or a portion of the assets of a Fund directly upon shareholder approval of the New Agreement.

Prior to voting its approval of each New Agreement, the Board received information from Eaton Vance that the Board considered reasonably necessary to evaluate the terms of the New Agreements. The Board considered information furnished by Eaton Vance for the Meeting relating specifically to the Funds, as well as information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Eaton Vance Funds, which culminated at the Board’s April 24-25, 2018 meeting (the “2018 Approval Process”). As part of this review, the Board considered information provided by Eaton Vance and its affiliates during the 2018 Approval Process relating to the Board’s approval of each Portfolio’s investment advisory agreement (the “Portfolio Agreements”). In voting to approve the New Agreements, the Board noted that Eaton Vance had indicated that it was not aware of any material changes to the information provided to the Board during the 2018 Approval Process in connection with the approval of the Portfolio Agreements.

With respect to the approval of the New Agreements, the Board specifically noted that the terms of each New Agreement are substantially similar to the terms of the standard forms used by EVM for other Eaton Vance Funds in the Eaton Vance complex. The Board further noted that for Eaton Vance Balanced Fund, which currently invests in Core Bond Portfolio and Stock Portfolio, and Eaton Vance Floating-Rate & High Income Fund, which currently invests in Eaton Vance Floating Rate Portfolio and High Income Opportunities Portfolio, the New Agreements for the Funds would provide that the fee rates payable thereunder will correspond to the fee rates currently payable to BMR by each respective Portfolio with respect to the type(s) of investments in which that Portfolio primarily invests.

The Board also voted to recommend that shareholders of each Fund approve a New Agreement and authorized the officers of each Fund to call a meeting of shareholders of each Fund to consider and vote on each New Agreement.

Information considered by the Board relating to the New Agreements included, among other things, the

F-1

following (certain of this information was specifically evaluated by the Board in connection with its review of the Portfolio Agreements):

Information about Fees, Performance and Expenses

•	A report from an independent data provider comparing the advisory and related fees payable by each Portfolio and each Fund with the fees payable by comparable funds identified by the data provider (“comparable funds”);
•	A report from an independent data provider comparing the total expense ratio and its components of each Portfolio with those of comparable funds;
•	A report from an independent data provider comparing the investment performance of each Portfolio to the investment performance of comparable funds over various time periods;
•	Data comparing the investment performance of each Portfolio and each Fund with the performance of benchmark indices over various time periods;
•	Comparative information concerning the fees charged and the services provided by Eaton Vance in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing a Portfolio;
•	Profitability analyses for Eaton Vance;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services to be provided to each Fund, including each Fund’s investment strategies and policies;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•         Information about policies and practices with respect to trading, including processes for monitoring best execution of portfolio transactions;

•	Information about the allocation of brokerage transactions and the benefits received by Eaton Vance as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

Information about Eaton Vance

•	Reports detailing the financial results and condition of Eaton Vance;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for each Fund, and information relating to their responsibilities with respect to managing other mutual funds and, if applicable, investment accounts;
•	The Code of Ethics of Eaton Vance, together with information relating to compliance with and the administration;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance by Eaton Vance (including descriptions of various compliance programs);
•	Descriptions of the business continuity and disaster recovery plans of Eaton Vance and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by Eaton Vance and its affiliates; and
•	The terms of each New Agreement.

Results of the Process

F-2

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of each New Agreement are in the interests of shareholders of each Fund and, therefore, the Board, including a majority of the Independent Trustees, voted to approve a New Agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services to be provided to the Funds by EVM.

The Board considered Eaton Vance’s management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services. In particular, the Board noted, with respect to the Eaton Vance Balanced Fund, that Eaton Vance has devoted extensive resources to in-house equity research and also draws upon independent research available from third-party sources. The Board also noted the abilities and experience of Eaton Vance’s investment professionals in analyzing factors relevant to investing in investment grade fixed income securities. With respect to Eaton Vance Floating-Rate & High Income Fund, the Board considered the abilities and experience of Eaton Vance’s investment professionals in analyzing special considerations relevant to investing in (i) senior floating rate loans and (ii) high-yield debt. The Board also considered Eaton Vance’s large group of bank loan investment professionals and other personnel who will provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of EVM and other factors, such as the reputation and resources of EVM to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. The Board also considered the business-related and other risks to which EVM or its affiliates may be subject in managing the Funds.

The Board considered the compliance programs of EVM and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by EVM, taken as a whole, will be appropriate and consistent with the terms of the New Agreements.

Performance, Management Fees, Profitability and Economies of Scale

The Board considered the fact that, as part of the 2018 Approval Process with respect to the Portfolios, the Board had concluded that (i) the performance of each Portfolio was satisfactory, (ii) the management fees were reasonable, (iii) the profits being realized by the Eaton Vance and its affiliates were reasonable and (iv) each Portfolio shared in any benefits from economies of scale and the structure of the advisory fee, which includes breakpoints at several asset levels, will allow each Portfolio to continue to benefit from any economies of scale. The Board concluded that the appointment of EVM as the investment adviser of the Funds is not expected to adversely affect the performance of each Fund, the reasonableness of the management fees payable to EVM by each Fund, the profits to be realized by EVM and its affiliates in managing each Fund or the extent to which each Fund can be expected to benefit from economies of scale in the future.

F-3

Exhibit G

Portfolio	Date of Agreement	Date Last Approved by Trustees
Eaton Vance Floating Rate Portfolio	8-29-00	April 24-25, 2018
High Income Opportunities Portfolio	5-31-94	April 24-25, 2018
Stock Portfolio	8-10-09	April 24-25, 2018
Core Bond Portfolio	2-28-00	April 24-25, 2018

G-1

Exhibit H

Investment Advisory Fees

Eaton Vance Floating-Rate & High Income Fund
Fees under Portfolio Agreements

Floating-Rate Portfolio:

Average Daily Net Assets for the Month                 Annual Fee Rate

Up to $ 1 billion                                     0.5750%

$1 billion but less than $2 billion                      0.5250%

$2 billion but less than $5 billion                      0.4900%

$5 billion but less than $10 billion                     0.4600%

$10 billion but less than $15 billion                    0.4350%

$15 billion but less than $20 billion                    0.4150%

$20 billion but less than $25 billion                    0.4000%

$25 billion and over                                   0.3900%

High Income Opportunities Portfolio:

Category  Daily Net Asset            Annual Asset Rate       Daily Income Rate*

1     up to $500 million                 0.300%             3.00%

2    $500 million but less than $1 billion 0.275%              2.75%

3    $1 billion but less than $1.5 billion  0.250%              2.50%

4   $1.5 billion but less than $2 billion   0.225%              2.25%

5    $2 billion but less than $3 billion    0.200%              2.00%

6    $3 billion and over                  0.175%             1.75%

Proposed Fees on Investable Assets under Fund Agreement

For bank loans:

Average Daily Net Assets for the Month                Annual Fee Rate

Up to $ 1 billion                                      0.5750%

$1 billion but less than $2 billion                     0.5250%

$2 billion but less than $5 billion                     0.4900%

$5 billion but less than $10 billion                    0.4600%

$10 billion but less than $15 billion                   0.4350%

$15 billion but less than $20 billion                   0.4150%

$20 billion but less than $25 billion                   0.4000%

$25 billion and over                                   0.3900%

For other instruments that are not bank loans:

Category          Daily Net Asset      Annual Asset Rate     Daily Income Rate*

1       up to $500 million              0.300%                 3.00%

2       $500 million but less than $1 billion  0.275%            2.75%

3       $1 billion but less than $1.5 billion   0.250%            2.50%

4       $1.5 billion but less than $2 billion   0.225%            2.25%

5       $2 billion but less than $3 billion    0.200%            2.00%

6       $3 billion and over                   0.175%            1.75%

H-1

Eaton Vance Balanced Fund
Fees under Portfolio Agreements

Stock Portfolio:

Average Daily Net Assets for the Month                 Annual Fee Rate

Up to $500 million                                       0.600%

$500 million but less than $1 billion                      0.575%

$1 billion but less than $2.5 billion                       0.550%

$2.5 billion but less than $5 billion                       0.530%

$5 billion and over                                       0.515%

Core Bond Portfolio:

Average Daily Net Assets for the Month                 Annual Fee Rate

Less than $1 billion                                     0.450%

$1 billion up to $2 billion                              0.425%

$2 billion up to $5 billion                              0.415%

$5 billion and over                                      0.405%

Proposed Fees on Investable Assets under Fund Agreement

For equity securities:

Average Daily Net Assets for the Month                  Annual Fee Rate

Up to $500 million                                      0.600%

$500 million but less than $1 billion                      0.575%

$1 billion but less than $2.5 billion                       0.550%

$2.5 billion but less than $5 billion                       0.530%

$5 billion and over                                       0.515%

For income securities and cash:

Average Daily Net Assets for the Month                  Annual Fee Rate

Less than $1 billion                                      0.450%

$1 billion up to $2 billion                               0.425%

$2 billion up to $5 billion                               0.415%

$5 billion and over                                      0.405%

*Under its investment advisory agreement, the adviser receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee. The fees are applied on the basis of the category.

H-2

PROXY CARD

Your vote is important no matter how many shares you own. **Please take the time to read the proxy statement and cast your vote today!**

PROXY VOTING OPTIONS

1. **MAIL** your signed, dated and voted proxy back in the postage paid envelope provided.

2. **ONLINE** at **proxyonline.com** using your proxy control number found below.

3. By **PHONE** when you dial toll-free **1-___-___-____** to reach an automated touchtone voting line.

4. By **PHONE** with a live operator when you call toll-free **1-___-___-____** Monday through Friday, 9 a.m. to 10 p.m. (Eastern Time).

CONTROL NUMBER: 123456789101

SPECIAL JOINT MEETING OF SHAREHOLDERS – SEPTEMBER 20, 2018

The undersigned holder(s) of shares of beneficial interest of Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Tax-Managed Equity Asset Allocation Fund and Eaton Vance Balanced Fund (the "Funds"), hereby appoints MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Joint Meeting of Shareholders of the Funds to be held at Two International Place, Boston, Massachusetts 02110, on Thursday, September 20, 2018 at 11:30 a.m., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Funds which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Address Changes/Comments: ____

____

____

If you have any questions about how to vote or about the Special Joint Meeting of Shareholders, please call toll-free 1-___-___-____. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m. (Eastern Time).

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting of Shareholders to be held on Thursday, September 20, 2018. The Notice of Special Joint Meeting of Shareholders, Proxy Statement/Prospectus and Proxy Card are available on the Eaton Vance Website at http://www.eatonvance.com/funddocuments.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

Your signature is required for your vote to be counted.

Please sign exactly as name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

To vote, mark one box in blue or black ink. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE **FOR** THE FOLLOWING PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	Approve a new investment advisory agreement with Eaton Vance Management.			
	Eaton Vance Floating-Rate & High Income Fund	O	O	O
	Eaton Vance Balanced Fund	O	O	O
2.	To approve a change to Eaton Vance Tax-Managed Equity Asset Allocation Fund's investment objective; and	O	O	O
3.	To consider and act upon any other matters that may properly come before the meeting and any adjourned or postponed session thereof.	O	O	O

For address changes and/or comments, please mark the box to the right and write them on the back where indicated. O

MEETING ATTENDANCE: YES NO
Mark the box to the right if you plan to attend the Special Joint Meeting. If you plan to attend the Special Joint Meeting in person, please be prepared to present photo identification and proof of share ownership. O O

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

TO VOTE, PLEASE UTILIZE ONE OF THE CONVENIENT METHODS DESCRIBED ON THE REVERSE SIDE. IF YOU PLAN ON RETURNING THIS PROXY, PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THANK YOU FOR YOUR CONSIDERATION AND VOTING.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]